THIS AGREEMENT is made the 28th day of March 2006.

BETWEEN :

(1) **ENORMOUS STRENGTH INTERNATIONAL LIMITED**, a company incorporated in the British Virgin Islands and having its principal place of business at 501A, Wah Ying Cheong Central Building, 162 Queen's Road Central, Hong Kong (the "**Vendor**");

(2) **GTREX CAPITAL, INC**, a company incorporated as a Delaware corporation and having its place of business at 65 Enterprise, Aliso Viejo CA 92656 of California, USA (the "**Purchaser**");

(3) **KING & COMPANY**, a firm of solicitors in the Hong Kong Special Administrative Region whose place of business is situate at 12th Floor, New World Tower II, 18 Queen's Road Central, Hong Kong (the "**Company**"); and

(4) **CHEUNG & YIP**, a firm of a solicitors in the Hong Kong Special Administrative Region whose place of business is situate at 12th Floor, Dah Sing Life Building, 99-105 Des Voeux Road Cetnral, Hong Kong (the "**Escrow Agent**").

WHEREAS :-

(1) This Agreement is supplemental to an Escrow Agreement dated the 9th day of February 2006 and made between the Vendor, the Purchaser and the Company ("the 1st Agreement").

(2) Prior to the date hereof, the Company has resigned as the escrow agent pursuant to Clause 9 of the 1st Agreement by written notice to the Vendor and the Purchaser whereby the Company's responsibilities as the escrow agent thereunder shall terminate.

(3) The Escrow Agent has agreed to take up the remaining duties and obligations of the Company under the 1st Agreement as if he were a party thereto and to perform the remaining duties and obligations contained therein and to be bound by the terms thereof save and except what are revised, amended, modified hereinafter.

NOW IT IS HEREBY AGREED AS FOLLOWS :-

(1) The Company agrees to assign all its rights under the 1st Agreement to the Escrow Agent and the Escrow Agent agrees to perform the remaining duties and obligations contained in the 1st Agreement and to be bound by the terms of the 1st Agreement in every way as if the Escrow Agent were a party to the 1st Agreement in lieu of the Company.

(2) The Vendor and the Purchaser hereby release and discharge the Company from all claims and demands whatsoever in respect of the 1st Agreement and accepts the liability of the Escrow Agent upon the 1st Agreement in lieu of the liability of the Company (save and except liability arising and/or incurred on/before signing of this Agreement and/or liability due to the Company's own gross negligence or willful misconduct, which shall be to the account of the Company alone) and agrees to be bound by the terms of the 1st Agreement in every way as if the Escrow Agent were named in the 1st Agreement as a party thereto in place of the Company.

(3) Where the 1st Agreement contains duties and obligations other than of a continuing nature, such duties and obligations shall be deemed, but only to the extent that they have actually been performed prior to the date hereof for the purposes of this Agreement, to have been performed by the Escrow Agent, but in any event without affecting the generality of what has been mentioned in Clause (2) above.

(4) The last 4 lines of Clause 5 of the 1st Agreement shall be amended and read as follows:

"The Vendor and the Purchaser shall keep signature specimen with the Escrow Agent and the Escrow Agent is entitled to rely upon the said joint written notice bearing facsimile or electronic signatures with company

chops that match the said specimen with company chops as being authentic original signatures and company chops of both parties."

(5) Clause 8 of the 1st Agreement shall be amended and read as follows:
"The Vendor or the Purchaser shall not bring or prosecute or procure or allow to be brought or prosecuted any action, claim, demand, suit or proceeding against the Escrow Agent in respect of the performance of the Agreement. The Vendor and the Purchaser shall and hereby undertake to jointly and severally indemnify and hold harmless the Escrow Agent from and against any and all actions, claims, costs, damages, liabilities and other expenses brought by any third party and/or arising out of the performance by the Escrow Agent of the Escrow Obligations."

IN WITNESS THEREOF the parties hereto have executed this Agreement on the date first above mentioned.

SIGNED by SO SIU NGAN AMY

for and on behalf of
ENORMOUS STRENGTH
INTERNATIONAL LIMITED
in the presence of :-

CHAN HOI WING
(Holder of HKIC No.E512354(6))

For and on behalf of
ENORMOUS STRENGTH INTERNATIONAL LIMITED

....
Authorised Signature(s)

SIGNED by CHRISTOPHER PAUL BERLANDIER

for and on behalf of
GTREX CAPITAL, INC
in the presence of :-

CHAN HOI WING
(Holder of HKIC No.E512354(6))

For and on behalf of
GTREX CAPITAL, INC.

....
Authorized Signature(s)

SIGNED by Ching Kwok Ho Samuel

for and on behalf of
KING & COMPANY, SOLICITORS
in the presence of :-

Mok Mui Ling
Solicitor, Hong Kong SAR
King & Co., Solicitors & Notaries.

KING & CO. SOLICITORS

....

SIGNED by CHENG KAM LIN CATHERINE

for and on behalf of
CHEUNG & YIP, SOLICITORS
in the presence of :-

LUKE K. C. YIP
SOLICITORS, HONG KONG SAR
CHEUNG & YIP, SOLICITORS

Dated the 28th day of March 2006

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NOVATION AND SUPPLEMENTAL AGREEMENT

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